PROMISSORY NOTES	9 Months Ended
Sep. 30, 2022
Debt Disclosure [Abstract]
PROMISSORY NOTES

NOTE 7 — PROMISSORY NOTES

On August 23, 2022, an aggregate of $216,667 (the “First Extension Payment”) was deposited into the Trust Account in order to extend the time available to it to consummate the initial business combination for a period of one month from August 26, 2022 to September 26, 2022. On September 23, 2022, an aggregate of $216,667 (the “Second Extension Payment” and together with the First Extension Payment, collectively, the “Extension Payments”) was deposited into the Trust Account in order to extend the time available to it to consummate the initial business combination for an additional one month period, from September 26, 2022 to October 26, 2022. As of September 30, 2022, the Company had an outstanding loan balance of $433,334.

Legacy Cardio loaned the Extension Payments to the Company in order to support the Extension and caused the Extension Payments to be deposited in the Company’s Trust Account for the benefit of its public stockholders. On August 23, 2022 and September 23, 2022, the Company issued to Legacy Cardio promissory notes in the aggregate principal amount equal to the Extension Payments. The promissory notes were non-interest bearing and payable on the earlier of (a) the date that the Company consummates the Business Combination or (b) the termination of the Merger Agreement. Upon consummation of the Business Combination, the principal amount of the notes shall be converted into common stock of the Company at a conversion price of $10.00 per share and will be issuable upon conversion of such notes proportionately to Legacy Cardio stockholders at Closing.